EXHIBIT 10.10

SAKS CREDIT CORPORATION
(as successor to Proffitt's Credit Corporation),
as Transferor

and

SAKS INCORPORATED
(formerly named "Proffitt's, Inc."),
as Servicer

and

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
(formerly named "Norwest Bank Minnesota, National Association"), as Trustee

on behalf of the Certificateholders

______________________________

THIRD AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT

Dated as of November 19, 2001

to

MASTER POOLING AND SERVICING AGREEMENT

Dated as of August 21, 1997

______________________________

$315,000,000

SAKS CREDIT CARD MASTER TRUST
(formerly named the "Proffitt's Credit Card Master Trust")

Series 1997-1

EXHIBITS
EXHIBIT A-1	Form of Senior Class Certificate
EXHIBIT A-2	Form of Subordinate Class Certificate
EXHIBIT B	Form of Monthly Payment Instructions
EXHIBIT C	Form of Monthly Certificateholder's Statement
EXHIBIT D	Transfer of Certification

        THIS THIRD AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT, dated as of November 19, 2001 (this "Series Supplement"), is by and among SAKS CREDIT CORPORATION (as successor to Proffitt's Credit Corporation), a Delaware corporation, as Transferor (the "Transferor"), SAKS INCORPORATED (formerly named "Proffitt's, Inc."), a Tennessee corporation, as Servicer (the "Servicer"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (formerly named "Norwest Bank Minnesota, National Association"), a national banking association, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended, restated and supplemented from time to time, the "Master Pooling and Servicing Agreement" and, as supplemented by this Series Supplement, the "Agreement").

PRELIMINARY STATEMENTS

        Section 6.9 of the Master Pooling and Servicing Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Master Pooling and Servicing Agreement for the purpose of authorizing the issuance by the Trust to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates. The Transferor and the Servicer entered into a Supplement (the "Original Supplement"), dated as of August 21, 1997 with the Trustee as required by Section 6.9(c) of the Master Pooling and Servicing Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1997-1. The Series 1997-1 Certificates are not and shall not be subordinated to any other Series. As of December 1, 1998, and pursuant to both the Master Pooling and Servicing Agreement and the Original Supplement, the Original Supplement was amended and restated in its entirety by the First Amended and Restated Series 1997-1 Supplement (the "First Amended Supplement") entered into by the Transferor, the Servicer and the Trustee. The First Amended Supplement subsequently was amended by Amendments Numbers 1 and 2. As of June 28, 2001, pursuant to both the Master Pooling and Servicing Agreement and the First Amended Supplement, the First Amended Supplement was amended and restated in its entirety by the Second Amended and Restated Series 1997-1 Supplement (the "Second Amended Supplement") entered into by the Transferor, the Servicer and the Trustee.

        In accordance with the Master Pooling and Servicing Agreement and the Second Amended Supplement, the Transferor, the Servicer and the Trustee hereby enter into this Series Supplement, which amends and restates the Second Amended Supplement in its entirety. Pursuant to this Series Supplement, the Transferor will, among other things, cancel the Class A-4 Variable Funding Certificates, Series 1997-1, issued on June 28, 2001.

        In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Pooling and Servicing Agreement, the terms and provisions of this Series Supplement shall govern.

        SECTION 1. Designation. The Certificates issued hereunder are designated generally as the Series 1997-1 Certificates. The Series 1997-1 Certificates are one of the Series of Investor Certificates in Group One and are a Principal Sharing Series. The Investor Certificates of Series 1997-1 (collectively, the "Series 1997-1 Certificates") were issued initially in three classes, which were designated generally as the Class A-1 Variable Funding Certificates, Series 1997-1, the Class A-2 Variable Funding Certificates, Series 1997-1 and the Subordinate Class Certificates, Series 1997-1. Each of the Class A-1 Variable Funding Certificates, Series 1997-1, the Class A-2 Variable Funding Certificates, Series 1997-1, the Class A-3 Variable Funding Certificates, Series 1997-1 and the Class A-4 Variable Funding Certificates, Series 1997-1, and the initial Subordinate Class Certificates, Series 1997-1 were subsequently cancelled. Additional Subordinate Class Certificates were issued December 1, 1998 and designated generally as the Subordinate Class Certificate, Series 1997-1, and remain outstanding. Pursuant to the Second Amended Supplement, additional Senior Class Certificates were issued in four classes, designated generally as the Class A-1 Variable Funding Certificates, Series 1997-1, the Class A-2 Variable Funding Certificates, Series 1997-1, the Class A-3 Variable Funding Certificates, Series 1997-1 and the Class A-4 Variable Funding Certificates, Series 1997-1, respectively. Pursuant to this Series Supplement, the Class A-4 Variable Funding Certificate, Series 1997-1 shall be cancelled.

        SECTION 2. Definitions. All capitalized terms not otherwise defined herein are defined in the Master Pooling and Servicing Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Master Pooling and Servicing Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Master Pooling and Servicing Agreement, each capitalized term used or defined herein shall relate only to the Series 1997-1 Certificates and no other Series of Certificates issued by the Trust.

        The following words and phrases shall have the following meanings with respect to the Series 1997-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

        "Accrued Interest Component" shall mean, for any Monthly Period for any Senior Class, the Interest Component of all Related Commercial Paper outstanding with respect to such Senior Class at any time during such Monthly Period which has accrued from the first day through the last day of such Monthly Period, whether or not such Related Commercial Paper matures during such Monthly Period. For purposes of the immediately preceding sentence, the portion of the Interest Component of Related Commercial Paper accrued in a Monthly Period which Related Commercial Paper has a stated maturity date that succeeds the last day of such Monthly Period shall be computed based on the actual number of days that such Related Commercial Paper was outstanding during such Monthly Period.

        "Additional Investor Amount" shall have the meaning specified in the Certificate Purchase Agreement.

        "Additional Senior Class Certificates" shall have the meaning specified in Section 4.9(a).

        "Adjustment Payment Obligations Ratio" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, computed as of the last day of each Monthly Period, the numerator of which is the product of (a) the aggregate amount by which Receivables are reduced or cancelled as a result of any defective, rejected or returned merchandise or services and all credits, rebates, discounts, disputes, warranty claims, repossessed or returned goods, chargebacks, allowances, or any other downward adjustments to the balance of such Receivable without receiving Collections therefor and prior to such Receivable becoming a Defaulted Receivable (whether effected through the granting of credits against the applicable Receivables or by the issuance of a check or other payment in respect of (and as payment for) such reduction) by an Eligible Originator, the Transferor or the Servicer, in respect of Receivables during such Monthly Period and (b) the Dilution Factor (as defined in the next sentence), and the denominator of which is the Aggregate Principal Receivables as of the last day of the preceding Monthly Period. "Dilution Factor" means (i) with respect to all Receivables arising under Accounts established using the Servicer's Saks Fifth Avenue, Off Fifth, Bullock & Jones and Folio tradenames, 0.4269, and (ii) with respect to all other Receivables, 0.5273, in each case determined by the Servicer based on procedures performed on statistically valid, random samples of the Receivables.

       "Agent" shall mean Bank of America, N.A. (formerly named "NationsBank, N.A."), in its capacity as agent for the Senior Class Conduits and the Bank Investors pursuant to the Certificate Purchase Agreement, and any successor thereto appointed pursuant to the Certificate Purchase Agreement.

        "Aggregate Initial Investor Amount" shall mean the sum of the Class A-1 Initial Investor Amount, the Class A-2 Initial Investor Amount, the Class A-3 Initial Investor Amount and the Subordinate Class Initial Investor Amount.

        "Aggregate Investor Amount" shall mean, on any date of determination, the sum of the Investor Amounts for all Classes on such date.

        "Amortization Period" shall mean the period commencing at the close of business on the Termination Date and ending on the date on which the Aggregate Investor Amount and any other amounts outstanding to the Investor Certificateholders under the Transaction Documents have been paid in full.

        "Assignee" shall have the meaning specified in Section 17 of this Series Supplement.

        "Available Spread Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount held in and available to be withdrawn from the Spread Account on such date (before giving effect to any deposit or withdrawal to be made to or from the Spread Account on such date) and (b) the Required Spread Account Amount for such Distribution Date.

        "Average Excess Spread Percentage" shall mean, for any Distribution Date, the average of the Excess Spread Percentage for the three consecutive Monthly Periods preceding such Distribution Date; provided, however, that (i) for the December 2001 Distribution Date, the Average Excess Spread Percentage shall equal the Excess Spread Percentage for the November 2001 Monthly Period; and (ii) for the January 2002 Distribution Date, the Average Excess Spread Percentage shall equal the average of the Excess Spread Percentages calculated for the November 2001 Monthly Period (as calculated pursuant to the preceding clause (i)) and for the December 2001 Monthly Period.

        "Bank Investors" shall have the meaning specified in the Certificate Purchase Agreement.

        "Base Rate" shall mean, with respect to any Monthly Period, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the aggregate Carrying Costs for all Senior Classes for such Monthly Period and the denominator of which is the average Aggregate Investor Amount for such Monthly Period and (b) 2.00%.

        "Business Day" shall have the meaning specified in the Master Pooling and Servicing Agreement; provided, however, that the cities specified in the definition of "Business Day" in the Master Pooling and Servicing Agreement shall also include Charlotte, North Carolina and Chicago, Illinois.

        "Carrying Costs" shall mean, for each Senior Class, with respect to any Monthly Period, the sum (without duplication) of (i) the sum of the dollar amount of the obligations of the Senior Class Conduit which is a member of such Senior Class for such Monthly Period determined on an accrual basis in accordance with generally accepted accounting principles consistently applied (a) to pay interest accrued during such Monthly Period with respect to the related Senior Class Certificates and other amounts outstanding under the related Program Support Agreement at any time during such Monthly Period, whether or not such interest is payable during such Monthly Period, (b) to pay the Accrued Interest Component of Related Commercial Paper for such Senior Class with respect to such Monthly Period, and (c) to pay the portion of any servicing compensation payable to a Successor Servicer pursuant to Section 4.2 allocable to such Senior Class, and (ii) the sum of (a) amounts payable in respect of such Senior Class by the Transferor pursuant to Section 7.3 of the Master Pooling and Servicing Agreement and Article IV of the Certificate Purchase Agreement, (b) to pay interest, and other amounts without duplication of any other amount, accrued as specified in Section 2.6 of the Certificate Purchase Agreement during the related Monthly Period to each related Program Support Provider and each related Bank Investor which has acquired an interest in such Senior Class Certificates and (c) to pay all fees payable pursuant to the Fee Letter for such Senior Class accrued from the first day of such Monthly Period through the last day of such Monthly Period to the extent not paid by the Transferor in accordance with the provisions of the Certificate Purchase Agreement and such Fee Letter.

        "Certificate Purchase Agreement" shall mean the Third Amended and Restated Certificate Purchase Agreement, dated as of November 19, 2001, by and among the Transferor, the Servicer, EFC, Falcon, Windmill, the Bank Investors parties thereto, the Agent and the Senior Class Agents, as amended, modified or supplemented from time to time.

        "Certificate Rate" shall mean for each Senior Class, with respect to the Monthly Period related to any Distribution Date, a per annum interest rate which if multiplied by the average daily Senior Class Investor Amount for such Monthly Period, would produce, on the basis of the actual number of days in such Monthly Period and a 360-day year, an amount equal to the Carrying Costs for such Senior Class.

        "Certificateholder" shall mean each holder of a Series 1997-1 Certificate.

        "Certificates" shall mean any one of the Senior Class Certificates or the Subordinate Class Certificates.

        "Class" shall mean each of the Senior Classes and the Subordinate Class.

        "Class A-1 Initial Investor Amount" shall mean the aggregate initial principal amount of the Class A-1 Variable Funding Certificates, which is $41,600,000.

        "Class A-2 Initial Investor Amount" shall mean the aggregate initial principal amount of the Class A-2 Variable Funding Certificates, which is $41,600,000.

        "Class A-3 Initial Investor Amount" shall mean the aggregate initial principal amount of the Class A-3 Variable Funding Certificates, which is $41,600,000.

        "Closing Date" shall mean November 19, 2001.

        "Commercial Paper" shall have the meaning specified in the Certificate Purchase Agreement.

        "Defeasance Account" shall have the meaning specified in Section 16(b) of this Series Supplement.

        "EFC" shall mean Enterprise Funding Corporation, a Delaware corporation, together with its successors and permitted assigns.

        "Enhancement" shall mean, with respect to the Senior Class Certificates, the subordination of the Subordinate Class Certificates and the Spread Account.

        "Enhancement Investor Amount" shall mean the Subordinate Class Investor Amount.

        "Enhancement Provider" shall mean each of the holders of the Subordinate Class Certificates.

        "Excess Spread Percentage" means, for any Monthly Period, the amount (expressed as a percentage), if any, by which (i) the Portfolio Yield for such Monthly Period exceeds (ii) the Base Rate for such Monthly Period.

        "Face Amount" shall mean (i) with respect to Commercial Paper issued on a discount basis, the face amount stated therein, and (ii) with respect to Commercial Paper which is interest-bearing, the principal amount of and interest accrued and to accrue on such Commercial Paper to its stated maturity.

        "Falcon" shall mean Falcon Asset Securitization Corporation, a Delaware corporation, together with its successors and permitted assigns.

        "Finance Charge Shortfall" shall have the meaning specified in Section 4.8.

        "Fixed/Floating Allocation Percentage" shall mean for each Class, with respect to any Monthly Period (with respect to Collections of Principal Receivables for any Monthly Period during the Amortization Period and with respect to Collections of Finance Charge Receivables for any Monthly Period during an Amortization Period in which a Pay Out Event has occurred), the percentage equivalent of a fraction the numerator of which is equal to the Investor Amount of such Class as of the end of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) (x) the Aggregate Principal Receivables as of the last day of such Monthly Period plus (y) the amount on deposit in the Excess Funding Account as of the last day of such Monthly Period, and (ii) the sum of the numerators used to calculate the applicable investor percentages with respect to Collections of Principal Receivables or Finance Charge Receivables, as applicable, for any Monthly Period during the Amortization Period for each class of each Series outstanding as of the date on which such determination is being made.

        "Floating Allocation Percentage" shall mean for each Class, with respect to any Monthly Period (with respect to Collections of Principal Receivables for any Monthly Period during the Revolving Period, with respect to Collections of Finance Charge Receivables at any time other than for any Monthly Period during an Amortization Period in which a Pay Out Event has occurred and with respect to the Default Amount and Adjustment Payment Obligations at any time), the percentage equivalent of a fraction the numerator of which is equal to the Investor Amount of such Class as of the last day of the preceding Monthly Period (provided that during any Monthly Period during which any Additional Investor Amounts are purchased with respect to a Senior Class, from and after the date of such purchase to and including the last day of such Monthly Period, the above-described numerator shall be equal to the Investor Amount of such Class after giving effect to any such purchase) and the denominator of which is equal to the greater of (i) (x) the sum of the Aggregate Principal Receivables as of the last day of the preceding Monthly Period plus (y) the amount on deposit in the Excess Funding Account as of the last day of the preceding Monthly Period, and (ii) the sum of the numerators used to calculate the applicable investor percentages with respect to Collections of Principal Receivables and Collections of Finance Charge Receivables, as applicable, for any Monthly Period during the Revolving Period and with respect to the Default Amount and Adjustment Payment Obligations, as applicable, for each class of each Series outstanding as of the date on which such determination is being made.

        "Group One" shall mean Series 1997-1 and each other Series specified in the related Series Supplement to be included in Group One.

        "Indebtedness" shall have the meaning specified in the Certificate Purchase Agreement.

        "Initial Closing Date" shall mean August 21, 1997.

        "Initial Investor Amount" shall mean the Class A-1 Initial Investor Amount, the Class A-2 Initial Investor Amount and the Class A-3 Initial Investor Amount or, with respect to any other Senior Class, the aggregate initial principal amount of the Certificates held by the related Senior Class Conduit or Bank Investors.

        "Interest Component" shall mean, with respect to Commercial Paper issued by a Senior Class Conduit, an amount equal to the "weighted average cost" (as defined below) related to the issuance of Commercial Paper by such Senior Class Conduit that is allocated, in whole or in part, to maintain such Senior Class Conduit's investment in the Senior Class Certificates; provided, however, that if any component of such cost is determined on the basis of a discount rate in calculating the Interest Component, the rate used to calculate such component of such cost shall be a rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, the "weighted average cost" shall consist of (x) the actual amount to be paid at maturity to purchasers of the Commercial Paper issued by the related Senior Class Conduit (which cost shall reflect and give effect to the commissions of placement agents and dealers in respect of such Commercial Paper, to the extent such commissions are allocated, in whole or in part, to such Commercial Paper by such Senior Class Conduit and are not otherwise paid by the Transferor pursuant to any Fee Letter), (y) the costs associated with the issuance of such Commercial Paper as set forth in the Fee Letter, and (z) interest costs on other borrowing or funding sources by the related Senior Class Conduit (other than under any Program Support Agreement), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, further, that if any Senior Class Conduit shall employ "pool funding" to maintain such Senior Class Conduit's investment in the Senior Class Certificates, the cost of such funding shall be determined in accordance with such Senior Class Conduit's standard practices.

        "Investor Amount" shall mean, with respect to each Senior Class, the Senior Class Investor Amount for such Senior Class and, with respect to the Subordinate Class, the Subordinate Class Investor Amount.

        "Investor Charge Offs" shall mean, with respect to any date of determination, the sum of the Senior Class Investor Charge Offs and the Subordinate Class Investor Charge Offs for such date of determination.

        "Investor Default Amount" shall mean for each Class, with respect to any Distribution Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Monthly Period and (b) the Investor Percentage for such Class with respect to such preceding Monthly Period.

        "Investor Finance Charge Collections" shall mean for each Class, with respect to any Monthly Period, the product of (a) the Investor Percentage for such Class with respect to such Monthly Period and (b) the Collections of Finance Charge Receivables for such Monthly Period.

        "Investor Monthly Servicing Fee" shall have the meaning specified in Section 7 of this Series Supplement.

        "Investor Percentage" shall mean for each Class, with respect to any Monthly Period, (a) when used with respect to Collections of Principal Receivables during the Revolving Period, the Floating Allocation Percentage, (b) when used with respect to Collections of Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage, (c) when used with respect to Collections of Finance Charge Receivables during the Revolving Period, or the Default Amount or Adjustment Payment Obligations at any time, the Floating Allocation Percentage, and (d) when used with respect to Collections of Finance Charge Receivables during an Amortization Period in which a Pay Out Event has occurred, the Fixed/Floating Allocation Percentage.

        "Investor Servicer Advance" shall mean for each Senior Class the aggregate amount of all Servicer Advances made with respect to such Senior Class pursuant to Section 4.4(b).

        "Minimum Enhancement Amount" shall mean, as of any date of determination, the greater of (i) 20.0% of the Aggregate Investor Amount as of such date or (ii) $10,000,000.

        "Minimum Transferor Interest Percentage" shall have the meaning specified in Section 3 of this Series Supplement.

        "Monthly Period" shall have the meaning specified in the Master Pooling and Servicing Agreement.

        "Payment Rate" shall mean the percentage equivalent of a fraction, computed as of the last day of each Monthly Period, the numerator of which is the amount of all Collections of Receivables during such Monthly Period and the denominator of which is the aggregate amount of Receivables as of the last day of the immediately preceding Monthly Period.

        "Pay Out Event" shall mean a Pay Out Event as specified in Section 9.1 of the Master Pooling and Servicing Agreement or Section 10 of this Series Supplement.

        "Portfolio Adjusted Yield" shall mean, with respect to any Monthly Period, the Portfolio Yield with respect to such Monthly Period minus the Base Rate with respect to such Monthly Period.

        "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) the amount of Collections of Finance Charge Receivables that are allocated to Series 1997-1 with respect to such Monthly Period, minus (b) the aggregate Investor Default Amount for all Classes of this Series for such Monthly Period and the denominator of which is the average Aggregate Investor Amount for such Monthly Period.

        "Potential Pay Out Event" shall have the meaning specified in the Certificate Purchase Agreement.

        "Principal Shortfall" shall have the meaning specified in Section 4.7.

        "Pro Rata Share" shall mean, for each Senior Class, on any date of determination, the amount (expressed as a percentage) obtained by dividing the Senior Class Investor Amount for such Class by the sum of the Senior Class Investor Amounts for all Senior Classes as of the close of business on the immediately preceding Business Day; provided, however, that in the case of any Additional Investor Amount where all Senior Class Agents shall agree in writing to any other "Pro Rata Share", the "Pro Rata Share" for each Senior Class for such Additional Investor Amount shall be as so agreed provided that the total of such "Pro Rata Shares" equals 100%; provided further, that "Pro Rata Share" when used with respect to a Monthly Period shall mean for each Senior Class the weighted average Pro Rata Share for each day during such Monthly Period for such Senior Class.

        "Program Support Agreement" shall have the meaning specified in the Certificate Purchase Agreement.

        "Program Support Provider" shall have the meaning specified in the Certificate Purchase Agreement.

        "Reallocated Subordinate Class Principal Collections" shall have the meaning specified in Section 4.4(c).

        "Related Commercial Paper" shall have the meaning specified in the Certificate Purchase Agreement.

        "Required Investor Certificateholders" shall mean, with respect to any date of determination, the holders of not less than 66 2/3% of the aggregate Senior Class Investor Amounts for all Senior Classes on such date.

        "Required Spread Account Amount" shall mean, as of any Distribution Date, an amount equal to the product of (i) the Required Spread Account Percentage as shown in the following table, and (ii) the Aggregate Investor Amount as of the end of the preceding Monthly Period; provided that the Required Spread Account Amount for the November 2001 Distribution Date shall be zero. No amounts shall be held in the Spread Account as of the Closing Date.

        "Required Spread Account Percentage" shall mean, as of any Distribution Date, the respective percentages specified below, corresponding to the Average Excess Spread Percentage for that Distribution Date. Any reduction in the Required Spread Account Percentage resulting from an increase in the Average Excess Spread Percentage will not take effect until the amount on deposit in the Spread Account is greater than or equal to the Required Spread Account Amount (without giving effect to the reduction due to the increased Average Excess Spread Percentage) for three consecutive Distribution Dates (after giving effect to any withdrawals therefrom or deposits thereto on such Distribution Dates), in which case such reduction will take effect on the third of such Distribution Dates.

Average Excess Spread Percentage	Required Spread Account Percentage
> 5.5%	0.0%
> 5.0% and < 5.5%	1.5%
> 4.5% and < 5.0%	2.5%
> 4.0% and < 4.5%	3.5%
> 3.0% and < 4.0%	5.0%
≥ 1.0% and < 3.0%	7.0%

        "Revolving Period" shall mean the period from and including the Initial Closing Date to but excluding the first day of the Amortization Period.

        "Senior Certificateholders" shall mean each holder of a Senior Class Certificate.

        "Senior Class" shall have the meaning specified in the Certificate Purchase Agreement.

        "Senior Class Agent" shall have the meaning specified in the Certificate Purchase Agreement.

        "Senior Class Certificate Principal Balance" shall mean for a Senior Class, when used with respect to any date of determination, an amount equal to (a) the Initial Investor Amount for such Senior Class, minus (b) the aggregate amount of principal payments made to the Senior Class Certificateholders of such Senior Class prior to such day, plus (c) the aggregate initial principal amount of any Additional Investor Amounts purchased by the Senior Class Conduits or the Bank Investors of such Senior Class pursuant to Section 2.2 of the Certificate Purchase Agreement, plus (d) after an assignment to the related Bank Investors pursuant to Section 5.7 of the Certificate Purchase Agreement, any amount paid by the related Bank Investors pursuant to Section 5.7(d) of the Certificate Purchase Agreement.

        "Senior Class Certificates" shall mean any one of the variable funding certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

        "Senior Class Conduit" shall have the meaning specified in the Certificate Purchase Agreement.

        "Senior Class Facility Limit" shall have the meaning specified in the Certificate Purchase Agreement.

        "Senior Class Investor Amount" shall mean for each Senior Class, on any date of determination, an amount equal to (a) the Initial Investor Amount of such Senior Class, plus (b) the aggregate initial principal amount of any Additional Investor Amounts purchased by the Senior Class Conduits or the Bank Investors of such Senior Class pursuant to Section 2.2 of the Certificate Purchase Agreement, minus (c) the aggregate amount of principal payments made to the Senior Certificateholders of such Senior Class prior to such date, minus (d) the aggregate amount of Senior Class Investor Charge Offs allocated to such Senior Class for all prior Distribution Dates, plus

(e) the aggregate amount of Senior Class Investor Charge Offs allocated to such Senior Class reimbursed pursuant to Section 4.4(a) prior to such date, plus (f) after an assignment to the related Bank Investors pursuant to Section 5.7 of the Certificate Purchase Agreement, any amount paid by the related Bank Investors pursuant to Section 5.7(d) of the Certificate Purchase Agreement; provided, however, that no Senior Class Investor Amount may be reduced below zero.

        "Senior Class Investor Charge Off" shall have the meaning specified in Section 4.6(a).

        "Senior Class Monthly Principal" shall have the meaning specified in Section 4.3(a).

        "Senior Class Servicing Fee" shall have the meaning specified in Section 7 of this Series Supplement.

        "Series Allocation Percentage" shall mean, with respect to any Monthly Period, (i) when used with respect to Collections of Principal Receivables during the Revolving Period, with respect to Collections of Finance Charge Receivables at any time other than for any Monthly Period during an Amortization Period in which a Pay Out Event has occurred and with respect to the Default Amount and Adjustment Payment Obligations at any time, the sum of the Floating Allocation Percentages for such Monthly Period for each Senior Class and the Subordinate Class, and (ii) when used with respect to Collections of Principal Receivables during the Amortization Period and with respect to Collections of Finance Charge Receivables during an Amortization Period in which a Pay Out Event has occurred, the sum of the Fixed/Floating Allocation Percentages for such Monthly Period for each Senior Class and the Subordinate Class.

        "Series 1997-1" shall mean the Series the terms of which are specified in this Series Supplement.

        "Series 1997-1 Certificate" shall have the meaning specified in Section 1 of this Series Supplement.

        "Series 1997-1 Certificateholder" shall mean a holder of a Series 1997-1 Certificate.

        "Servicer" shall have the meaning specified in the preamble to this Series Supplement.

        "Servicer Advance" shall have the meaning specified in Section 4.4(b).

        "Servicing Fee Percentage" shall mean 2.00%.

        "Shared Principal Collections" shall mean, with respect to Series 1997-1, amounts to be treated as such pursuant to Sections 4.1(h), 4.5(a) and 4.5(b) (which amounts shall be available for other Series pursuant to Section 4.1(h)).

        "Spread Account" shall have the meaning specified in Section 4.11(a).

        "Stated Series Termination Date" shall mean the fifty-second Distribution Date occurring after the Termination Date.

        "Subordinate Class" shall mean the Subordinate Class Certificates.

       "Subordinate Class Certificates" shall mean any one of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

        "Subordinate Class Initial Investor Amount" shall mean the aggregate initial principal amount of the Subordinate Class Certificates, which is $31,200,000.

        "Subordinate Class Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Subordinate Class Initial Investor Amount, plus (b) the aggregate initial principal amount of any Subordinate Class Additional Investor Amounts pursuant to Section 4.10, minus (c) the aggregate amount of principal payments made to the holders of the Subordinate Class Certificates prior to such date, minus (d) the aggregate amount of Subordinate Class Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Reallocated Subordinate Class Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.4(c), minus (f) an amount equal to the amount by which the Subordinate Class Investor Amount has been reduced on all prior Distribution Dates pursuant to Section 4.6(a), plus (g) the aggregate amount by which reductions in the Subordinate Class Investor Amount pursuant to clauses (d), (e) and (f) above have been reimbursed pursuant to Section 4.4(a)(ii)(C) prior to such date; provided, however, that the Subordinate Class Investor Amount may not be reduced below zero.

        "Subordinate Class Investor Charge Off" shall have the meaning specified in Section 4.6(b).

        "Subordinate Class Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Default Amount for the immediately preceding Monthly Period and (ii) the Floating Allocation Percentage for the Subordinate Class for such preceding Monthly Period.

        "Subordinate Class Monthly Principal" shall have the meaning specified in Section 4.3(b).

        "Subordinate Class Principal Commencement Date" shall mean the Distribution Date on which the Senior Class Investor Amounts have been paid in full.

        "Subordinate Class Servicing Fee" shall have the meaning specified in Section 7 of this Series Supplement.

        "Targeted Holder" shall mean each holder of a right to receive interest or principal with respect to the Series 1997-1 Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and any holder of a right to receive any amount in respect of the Transferor Interest; provided, however, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

        "Termination Date" shall have the meaning specified in the Certificate Purchase Agreement.

        "Transfer" shall have the meaning specified in Section 17 of this Series Supplement.

        "Transfer Date" shall mean the Business Day preceding each Distribution Date.

        "Transferor" shall have the meaning specified in the preamble to this Series Supplement.

        "Trustee" shall have the meaning specified in the preamble to this Series Supplement.

        "Windmill" shall mean Windmill Funding Corporation, a Delaware corporation, together with its successors and permitted assigns.

        SECTION 3. Minimum Transferor Interest Percentage. The Minimum Transferor Interest Percentage applicable to the Series 1997-1 Certificates shall be 0%.

        SECTION 4. Reassignment and Transfer Terms. The Series 1997-1 Certificates may be reassigned and transferred to the Transferor on any Distribution Date during the Amortization Period on or after which the sum of the Class A-1 Investor Amount, the Class A-2 Investor Amount, the Class A-3 Investor Amount and the Subordinate Class Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A-1 Initial Investor Amount, the Class A-2 Initial Investor Amount, the Class A-3 Initial Investor Amount and the highest amount of the Subordinate Class Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date. The repurchase price for the Series 1997-1 Certificates will be equal to (a) the Investor Amount, plus (b) accrued and unpaid interest on the Series 1997-1 Certificates and other Carrying Costs (without duplication), less (c) the amount held in the Collection Account allocable to Series 1997-1 to be applied other than any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate. The provisions of this Section are subject to the provisions of Section 12.2 of the Agreement.

        SECTION 5. Delivery and Payment for the Certificates. The Trustee has delivered the Series 1997-1 Certificates upon the written direction of the Transferor as authenticated in accordance with Section 6.2 of the Master Pooling and Servicing Agreement. The Trustee shall deliver the Additional Senior Class Certificates upon the written direction of the Transferor when authenticated in accordance with Section 4.9 of this Series Supplement.

        SECTION 6. Form of Delivery of the Series 1997-1 Certificates. Each of the Series 1997-1 Certificates shall be delivered as registered, definitive, physical certificates. Each Class of Senior Class Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof. The Subordinate Class Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

        SECTION 7. Servicing Compensation. The share of the Monthly Servicing Fee allocable to the Series 1997-1 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Percentage and (b) the average daily Aggregate Investor Amount for the related Monthly Period. The share of the Investor Monthly Servicing Fee allocable to the Senior Classes with respect to any Distribution Date (the "Senior Class Servicing Fee") shall be equal to the product of (a) the sum of the Floating Allocation Percentages for all Senior Classes divided by the sum of the Floating Allocation Percentages for all Classes, in each case with respect to the related Monthly Period, and (b) the Investor Monthly Servicing Fee with respect to such Distribution Date. The share of the Investor Monthly Servicing Fee allocable to the Subordinate Class with respect to any Distribution Date (the "Subordinate Class Servicing Fee") shall be equal to the product of (a) the Floating Allocation Percentage for the Subordinate Class divided by the sum of the Floating Allocation Percentages for all Classes, in each case with respect to the related Monthly Period, and (b) the Investor Monthly Servicing Fee with respect to such Distribution Date. The Senior Class Servicing Fee, that portion of the Senior Class Servicing Fee payable in respect of any particular Senior Class and the Subordinate Class Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor or from amounts allocable to other Series (as provided in the Master Pooling and Servicing Agreement and the Supplements relating to such other Series) and in no event shall the Trust, the Trustee or the Series 1997-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor or from amounts allocable to any other Series.

        SECTION 8. Article IV of the Agreement. Any provisions of Article IV of the Master Pooling and Servicing Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 1997-1 Certificates. Section 4.1 shall read in its entirety as provided in the Master Pooling and Servicing Agreement. Article IV of the Agreement (except for Section 4.1 thereof) as it relates to Series 1997-1 shall read in its entirety as follows:

ARTICLE IV

RIGHTS OF SERIES 1997-1 CERTIFICATEHOLDERS AND
ALLOCATION AND APPLICATION OF COLLECTIONS

        Section 4.2 Collections and Allocations.

        (a) Collections of Finance Charge Receivables with respect to a Monthly Period shall be allocated to Series 1997-1 in an amount equal to the product of such Collections of Finance Charge Receivables and the Series Allocation Percentage for such Monthly Period. Collections of Principal Receivables with respect to a Monthly Period shall be allocated to Series 1997-1 in an amount equal to the product of such Collections of Principal Receivables and the Series Allocation Percentage for such Monthly Period. The Servicer shall apply, or shall instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series 1997-1 Certificates as described in this Article IV. Provided that daily deposits of Collections are required pursuant to subsection 4.1(f) of the Master Pooling and Servicing Agreement, Collections of Finance Charge Receivables allocable to Series 1997-1 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis provided that no Pay Out Event shall have occurred and be continuing. If daily deposits of Collections of Finance Charge Receivables are not required pursuant to Section 4.1(f) of the Master Pooling and Servicing Agreement or this Section 4.2(a), the Servicer shall deposit into the Collection Account on each Transfer Date the Series Allocation Percentage of Collections of Finance Charge Receivables with respect to the immediately preceding Monthly Period.

        (b) Provided that daily deposits of Collections are required pursuant to subsection 4.1(f) of the Master Pooling and Servicing Agreement, during the Revolving Period, so long as the Subordinate Class Investor Amount is not less than the Minimum Enhancement Amount, Collections of Principal Receivables allocable to Series 1997-1 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis during such Monthly Period; provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess

Funding Amount is less than the Aggregate Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. During the Amortization Period, Collections of Principal Receivables allocable to Series 1997-1 with respect to each Monthly Period shall be deposited into the Collection Account on a daily basis.

        (c) All allocations of Collections, Default Amounts and Adjustment Payment Obligations to the Senior Classes shall be made to such classes pari passu.

        Section 4.3 Determination of Monthly Principal.

                (a) The amount of principal allocable to each Senior Class on each Distribution Date (the "Senior Class Monthly Principal"), shall be equal to the lesser of (i) the Fixed/Floating Allocation Percentage for such Senior Class of Collections of Principal Receivables with respect to the preceding Monthly Period, plus the Pro Rata Share for such Senior Class of the amount of any Shared Principal Collections with respect to other Series that are allocated to Series 1997-1 in accordance with the Master Pooling and Servicing Agreement, plus, prior to the Subordinate Class Principal Commencement Date, the Pro Rata Share for such Senior Class of the amount which would be, but for the failure of the Subordinate Class Principal Commencement Date to occur, treated hereunder as the Subordinate Class Monthly Principal for such Distribution Date, minus the amount of Reallocated Subordinate Class Principal Collections allocated to such Senior Class on such Distribution Date pursuant to Section 4.4(c) and (ii) the Senior Class Investor Amount for such Senior Class with respect to such Distribution Date.

                (b) The amount of principal allocable to the Subordinate Class on each Distribution Date (the "Subordinate Class Monthly Principal"), beginning with the Subordinate Class Principal Commencement Date, shall be equal to the lesser of (i) the Floating Allocation Percentage for the Subordinate Class of Collections of Principal Receivables with respect to the preceding Monthly Period, plus the Shared Principal Collections with respect to other Series that are allocated to Series 1997-1 in accordance with the Agreement and remaining after application pursuant to Section 4.3(a) and (ii) the Subordinate Class Investor Amount with respect to such Distribution Date.

        Section 4.4 Application of Collections of Finance Charge Receivables.

                (a) In accordance with Section 4.2(a) of the Agreement, the Servicer shall apply or shall instruct the Trustee to apply on each Distribution Date the Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables pursuant to the Master Pooling and

Servicing Agreement in each case allocable to Series 1997-1 plus the amount of any Shared Excess Finance Charge Collections allocable to Series 1997-1 to make the distributions specified in this Section 4.4.

                        (i) For each Senior Class, the sum of (x) the Pro Rata Share for such Senior Class for the related Monthly Period of Collections of Finance Charge Receivables allocable to Series 1997-1 plus (y) the Pro Rata Share for such Senior Class for the related Monthly Period of the amount of any Shared Excess Finance Charge Collections allocable to Series 1997-1 will be applied to make the following distributions to the Senior Certificateholders of each such Senior Class in the following priority:

                                    (A) an amount equal to unpaid Investor Servicer Advances for such Senior Class for the related Monthly Period, if any, shall be paid to the Servicer to repay such Investor Servicer Advances;

                                    (B) an amount equal to the Carrying Costs for such Senior Class for the related Monthly Period (less the amount of any such Carrying Costs that has been paid by an Investor Servicer Advance), plus the amount of any Carrying Costs previously due but not paid on a prior Distribution Date plus interest on any such overdue amount at the Base Rate for the prior Monthly Period plus 2.0%, shall be distributed, through the Paying Agent, to each Senior Class Agent for payment to the Certificateholders of such Class;

                                    (C) if neither Saks Incorporated nor an Affiliate of Saks Incorporated is the Servicer, an amount equal to the Pro Rata Share for such Senior Class for the related Monthly Period of the Senior Class Servicing Fee with respect to such Distribution Date, plus an amount equal to the Pro Rata Share for such Senior Class for the related Monthly Period of any Senior Class Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to, or retained by, the Servicer;

                                    (D) an amount equal to the Investor Default Amount for such Senior Class with respect to such Distribution Date, if any, shall be applied with respect to such Class in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables;

                                    (E) an amount equal to the Floating Allocation Percentage for such Senior Class for the related Monthly Period of Adjustment Payment Obligations for the related Monthly Period which the Transferor fails to make in accordance with the Agreement shall be applied with respect to such Class in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables, provided that any such application shall not relieve the Transferor of its obligations in respect of such Adjustment Payment Obligations;

                                    (F) an amount equal to the aggregate Senior Class Investor Charge Offs allocable to such Senior Class not previously reimbursed shall be applied with respect to such Class in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables;

                                    (G) if Saks Incorporated or an Affiliate of Saks Incorporated is the Servicer, an amount equal to the Pro Rata Share for such Senior Class for the related Monthly Period of the Senior Class Servicing Fee for such Distribution Date, plus an amount equal to the Pro Rata Share for such Senior Class for the related Monthly Period of any Senior Class Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to, or retained by, the Servicer;

                                    (H) prior to the commencement of the Amortization Period, to the extent Investor Finance Charge Collections for any other Senior Class are insufficient to provide for the payment in respect of such other Senior Class(es) of the amounts described in clauses (A) through (F) above, the balance, if any, remaining after application pursuant to clauses (A) through (F) above shall be applied to cover any such insufficiency(ies) (pro rata among such other Senior Classes, if applicable, based on the amount of their respective Senior Class Investor Amounts);

                                    (I) an amount equal to the excess, if any, of the Required Spread Account Amount over the amount held in the Spread Account shall be deposited into the Spread Account; and

                                    (J) the balance, if any, remaining after application pursuant to clauses (A) through (I) above shall be distributed as described in clause (a)(ii) of this Section 4.4.

                        (ii) For the Subordinate Class, the sum of the amounts described in Section 4.4(a)(i)(J) with respect to all Senior Classes will be applied to make the following distributions to the holder of the Subordinate Class Certificate in the following priority:

                                    (A) if neither Saks Incorporated nor an Affiliate of Saks Incorporated is the Servicer, an amount equal to the Subordinate Class Servicing Fee with respect to such Distribution Date, plus an amount equal to any Subordinate Class Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to, or retained by, the Servicer;

                                    (B) an amount equal to the Investor Default Amount for the Subordinate Class with respect to such Distribution Date, if any, shall be applied in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables;

                                    (C) an amount equal to the Floating Allocation Percentage for the Subordinate Class for the related Monthly Period of Adjustment Payment Obligations for the related Monthly Period which the Transferor fails to make in accordance with the Agreement shall be applied in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables, provided that any such application shall not relieve the Transferor of its obligations in respect of such Adjustment Payment Obligations;

                                    (D) an amount equal to the aggregate amount by which the Subordinate Class Investor Amount has been reduced pursuant to clauses (d), (e) and (f) of the definition thereof (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be applied in accordance with the provisions of Section 4.5 governing Collections of Principal Receivables; and

                                    (E) the balance, if any, remaining after application pursuant to clauses (A) through (D) above shall be distributed as described in clause (d) of this Section 4.4.

                    (b) In the event that, on any date, a Senior Class Conduit does not have sufficient funds to pay any Carrying Costs for such Senior Class Conduit due and payable on such date, such Senior Class Conduit shall provide to the Servicer a notice setting forth the amount of such Carrying Costs and the date on which such

Carrying Costs are due, and the Servicer shall make an advance from its own funds to the related Senior Class Agent for the account of the Certificateholders of such Senior Class in an amount equal to such deficiency or deficiencies, but only to the extent the Servicer reasonably expects to be reimbursed therefor (each, a "Servicer Advance"). The amounts set forth in such notice shall be conclusive and binding for all purposes absent manifest error.

        In the event that Carrying Costs for a Senior Class are due and payable to a Bank Investor on any date other than a Distribution Date, the Senior Class Agent shall provide to the Servicer a notice setting forth the amount of such Carrying Costs and the date on which such Carrying Costs are due, and the Servicer shall make an advance from its own funds to the Senior Class Agent for the benefit of the Bank Investors of such Senior Class in an amount equal to such deficiency or deficiencies, but only to the extent the Servicer reasonably expects to be reimbursed therefor (each also, a "Servicer Advance").

        Amounts required to be remitted to a Senior Class Agent pursuant to this Section 4.4(b) shall be remitted in immediately available funds to the account of such Senior Class Agent designated in the Certificate Purchase Agreement no later than 12:00 noon, New York City time, on the date due; provided, however, that in lieu of such direct payment by the Servicer, to the extent of available funds, the Servicer may instruct the Trustee in writing to remit such amounts from the Investor Finance Charge Collections on deposit in the Collection Account, any such payment to be netted from amounts to be paid with respect to the related Senior Class pursuant to Section 4.4(a)(i)(B). The Servicer shall record in its books and records such withdrawal and the application of funds and net such amounts so applied from the amounts to be paid with respect to such Senior Class under Section 4.4(a)(i)(B) on the succeeding Distribution Date.

                (c) If the Investor Finance Charge Collections with respect to any Monthly Period are insufficient to pay the sum of the amounts to be distributed with respect to a Senior Class on the related Distribution Date pursuant to clauses (A) through (F) of Section 4.4(a)(i), the Servicer shall pay on such Distribution Date, through the Paying Agent, to the related Senior Class Agent for the account of the Certificateholders of such Senior Class, out of the Pro Rata Share for such Senior Class for the related Monthly Period of the Collections of Principal Receivables allocated to the Subordinate Class for such Monthly Period, an amount equal to such deficiency (all such amounts, "Reallocated Subordinate Class Principal Collections"). Such amount shall be applied with respect to such Senior Class in the order of priority set forth in Section 4.4(a)(i) (without giving effect to the distributions in clauses (G), (H) and (I) thereof).

                (d) On each Distribution Date with respect to the Revolving Period, the amount determined pursuant to Section 4.4(a)(ii)(E) shall be treated as "Shared Excess Finance Charge Collections" to be applied in accordance with Section 4.1(i) of the Agreement; and thereafter the balance shall be distributed to the Transferor. On each Distribution Date with respect to the Amortization Period, the amount determined pursuant to Section 4.4(a)(ii)(E) shall be distributed, through the Paying Agent, to each Senior Class Agent in accordance with the Pro Rata Share for the related Senior Class for the account of the Certificateholders of such Senior Class in reduction of the Senior Class Investor Amount for such Senior Class until paid in full; and thereafter the balance shall be distributed to the Transferor.

        Section 4.5 Application of Collections of Principal Receivables.

                (a) On each Distribution Date with respect to the Revolving Period, an amount equal to the Collections of Principal Receivables allocable to Series 1997-1 for the related Monthly Period (after giving effect to any reallocation thereof pursuant to Section 4.4(c) and any distribution described in Section 4.5(d)) shall, at the Transferor's option, either (i) be distributed, through the Paying Agent, in whole or in part to each Senior Class Agent in accordance with the Pro Rata Share for the related Senior Class for the account of the Certificateholders of such Senior Class in reduction of the Senior Class Investor Amount for such Senior Class (provided that the amounts so distributed on any Distribution Date shall not exceed the Floating Allocation Percentage for the related Monthly Period of the Collections of Principal Receivables allocated to Series 1997-1 and received during the related Monthly Period) or (ii) to the extent not distributed pursuant to clause (i) of this Section 4.5(a), be treated as "Shared Principal Collections" to be applied to other Series in Group One in accordance with Section 4.1(h) of the Agreement. Notwithstanding the foregoing, at any time (x) to the extent that the Transferor Amount is less than the Minimum Transferor Amount or (y) after the occurrence of a Potential Pay Out Event, Collections of Principal Receivables allocable to Series 1997-1 (after giving effect to any reallocation thereof pursuant to Section 4.4(c) and any distribution described in Section 4.5(d)) shall be applied, in the case of clause (x) above, to the extent of such deficiency, in the case of clause (y) above, in whole, as described in clause (i) of this Section 4.5(a).

                (b) On each Distribution Date following the commencement of the Amortization Period, an amount equal to the Collections of Principal Receivables allocable to Series 1997-1 for the related Monthly Period (after giving effect to any reallocation thereof pursuant to Section 4.4(c) and any distribution described in Section 4.5(d)) plus the amount of any Shared Principal Collections allocable to Series 1997-1 plus that portion of the amount on deposit in the Excess Funding Account allocable to Series 1997-1 shall be applied in the following priority:

                        (i) an amount equal to the Senior Class Monthly Principal for each Senior Class for such Distribution Date shall be distributed, through the Paying Agent, to the related Senior Class Agent for payment to the related Senior Certificateholders pro rata until the Senior Class Investor Amount of such Senior Class has been paid in full;

                        (ii) an amount equal to the Subordinate Class Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the holders of the Subordinate Class Certificates pro rata until the Subordinate Class Investor Amount has been paid in full; and

                        (iii) the balance, if any, shall be treated as "Shared Principal Collections" to be applied to other Series in Group One in accordance with Section 4.1(h) of the Agreement.

                (c) [Reserved]

                (d) The Transferor may direct the Servicer to (i) deposit to the Collection Account and (ii) release from the Collection Account, Collections of Principal Receivables allocable to Series 1997-1 and on deposit therein and direct that such amounts be distributed to each Senior Class Agent in accordance with the Pro Rata Share for the related Senior Class for the account of the Certificateholders of such Senior Class in reduction of the Senior Class Investor Amount for such Senior Class. Any such release and distribution may occur only in order (i) to reduce the sum of the Senior Class Investor Amount and the Interest Component of all outstanding Related Commercial Paper for a Senior Class to an amount which is less than the Senior Class Facility Limit or (ii) to reduce the sum of the Senior Class Certificate Principal Balances for all Senior Classes to an amount which is less than the product of (x) the aggregate Floating Allocation Percentage with respect to Default Amounts for all Senior Classes and (y) the sum of the Excess Funding Amount and the Aggregate Principal

Receivables; provided that amounts must be distributed to each Senior Class in accordance with the Pro Rata Share as described above, notwithstanding that the reduction described in clause (ii) may not be required for each Senior Class. For the purposes of this subsection, the Servicer shall have the option to calculate the Floating Allocation Percentage on a daily basis method, using the current day Aggregate Investor Amount in the numerator and the current day Aggregate Principal Receivables and Excess Funding Account balance in the denominator.

        Section 4.6 Defaulted Amounts; Senior Class Investor Charge Offs.

                (a) If, on any Distribution Date, (i) the sum of the amounts required to be paid with respect to each Senior Class pursuant to Sections 4.4(a)(i)(A) through (E) of this Series Supplement on such Distribution Date exceeds (ii) the sum of (x) the amount available therefor pursuant to Section 4.4(a)(i) for such Distribution Date, and (y) the Pro Rata Share for such Senior Class for the related Monthly Period of the Collections of Principal Receivables allocated to the Subordinate Class for the related Monthly Period, then (1) amounts then on deposit in the Spread Account, up to the Pro Rata Share for such Senior Class for the related Monthly Period, of the Available Spread Account Amount, shall be applied in compliance with Sections 4.4(a)(1)(A) through (E) to reduce the amount of such excess to zero, and, to the extent that amounts on deposit in the Spread Account are insufficient to reduce such excess to zero, such that, after giving effect to such distributions from the Spread Account, the sum calculated in clause (i) above continues to exceed the sum calculated in clause (ii) above, (2) the Subordinate Class Investor Amount shall be reduced by the amount of such remaining excess, but not by more than the excess of (A) the sum of the Investor Default Amount for such Senior Class and the Floating Allocation Percentage for such Class for the related Monthly Period of Adjustment Payment Obligations for such Monthly Period which the Transferor failed to make in accordance with the Agreement over (B) the amount available therefor pursuant to Section 4.4(a)(i) for such Distribution Date plus the Pro Rata Share for such Senior Class for the related Monthly Period of the Collections of Principal Receivables allocated to the Subordinate Class for the related Monthly Period, in each case used to fund the Investor Default Amount for such Senior Class and the Floating Allocation Percentage for the related Monthly Period of Adjustment Payment Obligations which the Transferor failed to make in accordance with the Agreement. In the event that such reduction would cause the Subordinate Class Investor Amount to be a negative number, the Subordinate Class Investor Amount shall be reduced to zero, and the Senior Class Investor Amount for such Senior Class shall be reduced by the amount by which the Subordinate Class Investor Amount would have been reduced below zero

(with respect to such Senior Class, a "Senior Class Investor Charge Off"); provided, however, that the Senior Class Investor Amount for such Senior Class shall not be reduced below zero. Senior Class Investor Charge Offs for such Class shall thereafter be reimbursed and the Senior Class Investor Amount for such Senior Class increased (but not by an amount in excess of the aggregate unreimbursed Senior Class Investor Charge Offs for such Class) on any Distribution Date by the amounts allocated and available for that purpose pursuant to Section 4.4(a)(i)(F). Nothing herein shall affect the Transferor's obligations to make Adjustment Payment Obligations in accordance with the Agreement whether before or after any Investor Charge Offs are made with respect to such Adjustment Payment Obligations.

                (b) If, on any Distribution Date, the sum of the amounts to be paid pursuant to Sections 4.4(a)(ii)(A) through (C) of the Agreement exceeds the amounts available therefor under Section 4.4(a)(ii), then the Subordinate Class Investor Amount (after giving effect to any reduction thereof pursuant to Sections 4.4(c) and 4.6(a) of the Agreement) shall be reduced by the amount of such excess, but not by more than the excess of (A) the sum of the Subordinate Class Investor Default Amount and the Floating Allocation Percentage with respect to the Subordinate Class for the related Monthly Period of Adjustment Payment Obligations which the Transferor failed to make in accordance with the Agreement over (B) the amounts available therefor under Section 4.4(a)(ii) used to fund the Subordinate Class Investor Default Amount and the Floating Allocation Percentage with respect to the Subordinate Class for the related Monthly Period of Adjustment Payment Obligations which the Transferor failed to make in accordance with the Agreement (each, a "Subordinate Class Investor Charge Off"); provided, however, that the Subordinate Class Investor Amount shall not be reduced below zero. Any such reduction of the Subordinate Class Investor Amount shall be given effect after any reduction of the Subordinate Class Investor Amount pursuant to Sections 4.4(c) and 4.6(a) of the Agreement. Subordinate Class Investor Charge Offs shall thereafter be reimbursed and the Subordinate Class Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Subordinate Class Investor Charge Offs) on any Distribution Date by the amounts allocated and available for that purpose pursuant to Section 4.4(a)(ii)(D) of the Agreement.

        Section 4.7 Shared Principal Collections. Subject to Section 4.1(h) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1997-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1997-1 for such

Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series in Group One. The "Principal Shortfall" for Series 1997-1 will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero or such other greater amount not exceeding the Aggregate Investor Amount as may be designated by the Transferor, at its option, and (b) for any Distribution Date with respect to the Amortization Period, the excess, if any, of the Aggregate Investor Amount over the sum of the Fixed/Floating Allocation Percentages for all Classes for the related Monthly Period of Collections of Principal Receivables for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

        Section 4.8 Shared Excess Finance Charge Collections. Shared Excess Finance Charge Collections for any Distribution Date will be allocated to Series 1997-1 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1997-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One. The "Finance Charge Shortfall" for Series 1997-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount described in clauses (i) and (ii) of Section 4.4(a) on such Distribution Date for all Classes over (b) the sum of the Collections of Finance Charge Receivables for such Distribution Date allocable to Series 1997-1 and any other amounts that are to be treated as Collections of Finance Charge Receivables allocable to Series 1997-1 in accordance with the Agreement with respect to the related Monthly Period.

        Section 4.9 Additional Issuances of Senior Class Certificates.

                (a) On the first day of any Monthly Period during the Revolving Period, in connection with the issuance of a new Senior Class, the Trustee shall issue to the Transferor for execution, upon the Transferor's request, and the Trustee shall authenticate and deliver, in accordance with the Transferor's instructions, an additional principal amount of Senior Class Certificates ("Additional Senior Class Certificates") as provided in this Section 4.9.

                (b) Additional Senior Class Certificates may be issued, executed and delivered upon satisfaction of the following conditions:

                        (i) after giving effect to the issuance of such Additional Senior Class Certificates, (A) the Transferor Amount shall be at least equal to the Minimum Transferor Amount, (B) the Aggregate Principal Receivables shall be at least equal to the Minimum Aggregate Principal Receivables and (C) the Subordinate Class Investor Amount shall be at least equal to the Minimum Enhancement Amount;

                        (ii) the Transferor shall have given prior written notice to the Trustee, the Paying Agent and the Agent (which the Agent shall forward to each Senior Class Agent) of the proposed issuance of such Additional Senior Class Certificates not less than ten (10) Business Days prior to the date such Additional Senior Class Certificates are proposed to be issued;

                        (iii) on or before the date on which such Additional Senior Class Certificates are issued, the Transferor shall have obtained the prior written consents of the Agent and each Senior Class Agent, which consents may not be unreasonably withheld or delayed (it being understood that the execution by such Persons of the Certificate Purchase Agreement shall be conclusive evidence of such consent with regard to the issuance of the Additional Senior Class Certificates described in Section 1 hereto);

                        (iv) on or before the date on which such Additional Senior Class Certificates are issued, the Transferor, the Servicer, the Agent, each Senior Class Agent, each Senior Class Conduit and each Bank Investor shall have executed a supplement to the Certificate Purchase Agreement with respect to the addition of such Senior Class Conduit and any related Bank Investors as parties thereto;

                        (v) on or before the date on which such Additional Senior Class Certificates are issued, the Transferor, if so requested by the Trustee or the Agent, shall have delivered a Tax Opinion to the Trustee and the Agent; and

                        (vi) on or before the date on which such Additional Senior Class Certificates are issued, the Transferor shall deliver to the Trustee an Officer's Certificate confirming the items set forth in clauses (i) through (iv) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to matters set forth therein and shall incur no liability in so relying.

        Section 4.10 Additional Issuances of Subordinate Class Certificates.

                (a) On any day during the Revolving Period, upon instruction by the Transferor, the Subordinate Class Investor Amount may be increased by an additional principal amount (each, a "Subordinate Class Additional Investor Amount") as provided in this Section 4.10.

                (b) the Subordinate Class Investor Amount may be increased upon satisfaction of the following conditions:

                        (i) after giving effect to any such increase, (A) the Transferor Amount shall be at least equal to the Minimum Transferor Amount and (B) the Aggregate Principal Receivables shall be at least equal to the Minimum Aggregate Principal Receivables;

                        (ii) 9; the Transferor shall have given prior written notice to the Trustee, the Paying Agent and the Agent (which the Agent shall forward to each Senior Class Agent) of the proposed issuance of such Additional Subordinate Class Certificates not less than ten (10) days prior to the date such Additional Subordinate Class Certificates are proposed to be issued;

                        (iii) on or before the date of such increase, the Transferor, if so requested by the Trustee or the Agent, shall have delivered a Tax Opinion to the Trustee and the Agent; and

                        (iv) on or before the date of such increase, on which the Transferor shall deliver to the Trustee an Officer's Certificate confirming the items set forth in clauses (i) and (ii) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to matters set forth therein and shall incur no liability in so relying.

        Section 4.11 Spread Account.

                (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1997-1 Senior Certificateholders, with a Qualified Institution, a segregated trust account (the "Spread Account"), bearing a designation clearly indicating that the funds held therein are held for the benefit of the Series 1997-1 Senior Certificateholders. The Spread Account shall initially be established with the Trustee. The Spread Account shall be under the sole dominion and control of the Trustee, which shall possess all right, title and interest in all funds held from time to time in the Spread Account and in all proceeds thereof for the benefit of the Series 1997-1 Senior Certificateholders. If, at any time, the institution holding the Spread Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Spread Account meeting the conditions specified above with a Qualified Institution and shall transfer any monies and/or any investments to such new Spread Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Spread Account in the amounts and at the times set forth in this Series Supplement. All withdrawals from the Spread Account shall be made in the priority set forth herein.

                (b) Funds held in the Spread Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds held in the Spread Account on any Distribution Date, after giving effect to any withdrawals from the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Series 1997-1 Senior Certificateholders, control of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Such control may be maintained through a Clearing Agency or other securities intermediary, which shall agree with the Trustee that (i) such investment property shall at all times be credited to a securities account of the Trustee, (ii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iii) all property credited to such securities account shall be treated as a financial asset, (iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person other than the Trustee to comply with entitlement orders originated by such other person, (vi) such securities intermediary waives any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (vii) such agreement shall be governed by the laws of the State of New York. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any Permitted Investment before its maturity, if so directed by the Servicer, provided the Servicer having reasonably determined that the interest of the Series 1997-1 Senior Certificateholders may be adversely affected if such Permitted Investment is held to its maturity. The proceeds of any such investments that are sold, liquidated or disposed of shall be invested in such investments that will mature so that funds will be available for withdrawal on or prior to the Distribution Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1997-1 Senior Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds held in the Spread Account, to the extent not required to be maintained in the Spread Account as a portion of the Required Spread Account Amount shall constitute "Shared Excess Finance Charge Collections" with respect to Group One to be applied in accordance with Section 4.1(i).

                (c) On the Stated Series Termination Date, the Trustee shall withdraw amounts from the Spread Account to pay to the Senior Class Certificateholders, to the extent not otherwise paid, any outstanding Senior Class Investor Amount plus any other amounts due to the Senior Class Certificateholders, including interest and, to the extent that the amount on deposit in the Spread Account is not sufficient to cover such amounts, the investment earnings, if any, on deposit in the Spread Account up to the amount required to cover such amounts.

                (d) If the amount in the Spread Account (including any interest or other amounts) on any Distribution Date (including the Stated Series Termination Date) exceeds the Required Spread Account Amount, after taking into account all amounts deposited in the Spread Account and distributed therefrom on such Distribution Date, such excess, if any, shall constitute "Shared Excess Finance Charge Collections" with respect to Group One to be applied in accordance with Section 4.1(i).

[END OF ARTICLE IV]

        SECTION 9. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable to the Series 1997-1 Certificates:

ARTICLE V

DISTRIBUTIONS AND REPORTS TO
CERTIFICATEHOLDERS

        Section 5.1 Distributions. On each Distribution Date, the Servicer shall deliver to the Trustee and the Paying Agent a certificate in substantially the form of Exhibit B hereto prepared by the Servicer.

                (a) On each Distribution Date, the Paying Agent shall distribute to each Senior Class Agent (other than as provided in Section 12.2 of the Agreement respecting a final distribution) for the account of the Certificateholders of the related Senior Class the amounts that are distributable on such Distribution Date in respect of Carrying Costs for such Senior Class pursuant to this Series Supplement.

                (b) On each Distribution Date with respect to the Amortization Period and on each Distribution Date during the Revolving Period on which principal is to be distributed pursuant to subsection 4.5(a)(i), the Paying Agent shall distribute to each Senior Class Agent (other than as provided in Section 12.2 of the Agreement respecting a final distribution) for the account of the Certificateholders of the related Senior Class the amounts that are distributable on such Distribution Date in respect of principal pursuant to this Series Supplement.

                (c) On each Distribution Date, the Paying Agent shall distribute to each holder of record of a Subordinate Class Certificate as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such holder's pro rata share of the amounts that are available on such Distribution Date to be distributed on the Subordinate Class Certificates pursuant to this Series Supplement.

                (d) On each Distribution Date with respect to the Amortization Period on or after the Subordinate Class Principal Commencement Date, the Paying Agent shall distribute to each holder of record of a Subordinate Class Certificate as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such holder's pro rata share of the amounts that are available on such Distribution Date to pay principal of the Subordinate Class Certificates pursuant to this Series Supplement.

                (e) Except as provided in Section 12.2 of the Agreement with respect to a final distribution, distributions to any Senior Class Agent or any Series 1997-1 Certificateholder hereunder shall be made by wire transfer of immediately available funds to such Senior Class Agent or such Certificateholder's account so long as the Paying Agent was notified of such account at least five Business Days prior to such Distribution Date, without presentation or surrender of any such Series 1997-1 Certificate or the making of any notation thereon.

        Section 5.2 Reports and Notices to Series 1997-1 Certificateholders. On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1997-1 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information relating to the

Trust and the Series 1997-1 Certificates. On or before January 31 of each calendar year, beginning with calendar year 1998, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder of Series 1997-1, a statement prepared by the Servicer containing the information which is required to be contained in the monthly statement to the Certificateholders in the form of Exhibit C referred to in the immediately preceding sentence, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

[END OF ARTICLE V]

        SECTION 10. Pay Out Events. If any one of the events specified in Section 9.1 of the Master Pooling and Servicing Agreement or any one of the following events shall occur with respect to the Series 1997-1 Certificates:

                (a) the Transferor or the Servicer shall fail to make any payment or deposit on the date required under the Receivables Purchase Agreement, the Agreement or the Certificate Purchase Agreement, as applicable;

                (b) any representation, warranty, certification or statement made by the Transferor in the Receivables Purchase Agreement, the Agreement, the Certificate Purchase Agreement or any other Transaction Document to which it is a party or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made;

                (c) the Transferor or the Servicer, shall default in the performance of any payment or undertaking (other than those covered by clause (a) above) (i) to be performed or observed under Sections 3.3(a)(vi), 3.3(a)(vii), 3.3(b), 3.3(c), 3.3(h), 3.3(k), 3.3(q), 3.3(t), 3.3(u), 3.3(v), 3.3(w), 3.4(c), 3.4(d) or 3.4(f) (but only after the expiration of the period specified in paragraph (iii) of Section 3.4(f)) of the Certificate Purchase Agreement or Sections 2.5(e) or 2.5(g) of the Agreement or (ii) to be performed or observed under any other provision of the Agreement or the Certificate Purchase Agreement and such default in the case of this clause (ii) shall continue for ten (10) days;

                (d) failure or the default by the Transferor or any Eligible Originator in the performance of any material term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness greater than $10,000,000 was created or is governed, if such event is an "event of default" or "default" under any such agreement; or any Indebtedness of the Transferor or any Eligible Originator greater than $10,000,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the scheduled date of maturity thereof;

                (e) the Trustee on behalf of the Investor Certificateholders shall fail for any reason to have a valid and perfected first priority security or ownership interest in the Receivables and other Trust Property of the type covered by Article 9 of the UCC;

                (f) a Servicer Default shall have occurred;

                (g) any Receivables Purchase Agreement shall have terminated, without the consent of the Agent and each Senior Class Agent;

                (h) the Transferor, the Servicer or any Eligible Originator shall enter into any transaction or merger whereby it is not the surviving entity; provided that any Eligible Originator may merge into any other Eligible Originator and, with the consent of the Agent and each Senior Class Agent, the Transferor may merge or liquidate into the Bank;

                (i) the Transferor shall fail to (x) designate, or be unable to designate, Additional Accounts the Receivables of which will be Eligible Receivables, as required by Section 2.6(a) of the Agreement or (y) reduce the Investor Amount pursuant to Section 2.6(a) of the Agreement within the time it is required to designate Additional Accounts or reduce the Investor Amount pursuant to Section 2.6(a) of the Agreement;

                (j) the Payment Rate averaged for any three consecutive Monthly Periods is less than 16.00%;

               (k) the average Portfolio Adjusted Yield for any three consecutive Monthly Periods is less than 1.00%;

                (l) the Adjustment Payment Obligations Ratio averaged over any three consecutive Monthly Periods is greater than or equal to 3.5%;

                (m) [Reserved];

                (n) [Reserved];

                (o) the Subordinate Class Investor Amount is less than the Minimum Enhancement Amount and the Transferor fails to cure such insufficiency within ten Business Days; or

                (p) the product of (i) the aggregate Floating Allocation Percentage with respect to Default Amounts for all Senior Classes and (ii) the sum of the Excess Funding Amount and the Aggregate Principal Receivables, is less than the sum of the Senior Class Certificate Principal Balances for all Senior Classes;

then, in the case of any event described in subparagraphs (e), (o) and (p) above, a Pay Out Event with respect to only the Series 1997-1 Certificates will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders, immediately upon the occurrence of such event, and, in the case of any other event described above in this Section 10, after the applicable grace periods, if any, specified for such events, the Trustee or the Required Investor Certificateholders by notice in writing to the Transferor and the Servicer (and to the Trustee if given by Certificateholders), may declare that a Pay Out Event with respect to the Series 1997-1 Certificates only has occurred as of the date of such notice; provided, however, that 100% of the Senior Class Agents may waive any such Pay Out Event with respect to the Series 1997-1 Certificates. For the purposes of this subsection, the Servicer shall have the option to calculate the Floating Allocation Percentage on a daily basis method, using the current day Aggregate Investor Amount in the numerator and the current day Aggregate Principal Receivables and Excess Funding Account balance in the denominator. Upon any such waiver, such Pay Out Event shall be deemed not to have occurred for every purpose of the Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereon.

        SECTION 11. Consent to Issuance of Additional Series and Additional Eligible Originators. The Transferor shall obtain the prior written consent of the Agent and each Senior Class Agent prior to the issuance of any Series other than Series 1997-1 and Series 1997-2 and prior to the designation of any Eligible Originator other than G.R. Herberger's, Inc., McRae's, Inc., Parisian, Inc., Carson, Pirie Scott & Co., National Bank of the Great Lakes, Saks & Company and Saks Incorporated, which consents may not be unreasonably withheld or delayed.

        SECTION 12. [Reserved]

        SECTION 13. Increase or Reduction of Discount Percentage. The Transferor shall provide to the Agent (and the Agent shall forward to each Senior Class Agent) 30 days' prior written notice of any increase, reduction or elimination of the Discount Percentage which would cause the Discount Percentage to be less than 1% or more than 3% and shall obtain the prior written consent of the Agent and each Senior Class Agent to any such increase, reduction or elimination, which consents may not be unreasonably withheld or delayed.

        SECTION 14. Access to Information. Notwithstanding the provisions of Section 2.2(b) of the Agreement, the Trustee may disclose to the Agent, each Senior Class Agent and each Senior Class Certificateholder the information contained in the computer files and microfiche lists delivered by the Transferor to the Trustee under the Agreement.

        SECTION 15. Series 1997-1 Investor Exchange. Pursuant to subsection 6.9(b) of the Agreement, the Certificateholders may tender their Certificates, and the holder of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate, in exchange for (i) one or more newly issued classes of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Certificateholders. Such notice of exchange will specify, among other things: (a) the amount of Certificates that may be tendered, (b) the certificate rate (or the method for allocating interest payments or other cash flows to the new Series), if any, with respect to the new Series, (c) the term of the new Series, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to the new Series and (f) the time and the manner at which the tender and cancellation of the Series 1997-1 Certificates and the issuance of the new Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.9(b) and 6.9(c) of the Agreement, and the receipt by the

Trustee of the exchange notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Transferor Certificate and the Series 1997-1 Certificates which have been tendered pursuant to this Section 12(a), and shall issue such new Series of Investor Certificates and a new Exchangeable Transferor Certificate, each dated the Exchange Date.

        SECTION 16. Certificate Defeasance.

                (a) The Trustee, at the request of the Transferor and for the benefit of the Series 1997-1 Certificateholders, shall establish and maintain or shall cause to be established and maintained in the name of the Trustee, on behalf of the Series 1997-1 Certificateholders, with a Qualified Institution a certain segregated trust account (the "Defeasance Account"). At the option of the Transferor, all amounts received by the Trustee from the issuance of new Certificates or an increase in the invested amount of another Series (or any class within any such other Series) on the settlement date for such issuance shall be deposited in the Defeasance Account.

                (b) Amounts on deposit in the Defeasance Account shall be applied as Collections allocable to the Series 1997-1 Certificates in payment of all accrued and unpaid interest on the Senior Class Certificates and all other amounts outstanding to the Senior Class Certificateholders under the Transaction Documents, in accordance with Section 4.4 of the Agreement, then to the payment in full of the Senior Class Certificate Principal Balance and then, to the extent funds are available, to the payment in full of the Subordinate Class Investor Amount. Any Business Day upon which payments are received in the Defeasance Account shall be deemed to be a Distribution Date. Any funds remaining in the Defeasance Account after all amounts payable to the Certificateholders pursuant to Section 4.4 of the Agreement have been paid in full shall be paid to the Transferor.

        SECTION 17. Transfers of Series 1997-1 Certificates; Legends.

                (a) No Senior Class Certificate or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance with this Section 17. No Subordinate Class Certificate or any interest therein may be Transferred. Any Transfer of a Senior Class Certificate otherwise permitted by this Section 17 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such holder's Senior Class Certificates. No Senior Class Certificate or any interest therein may be Transferred to any Person (each, an

"Assignee"), unless the Assignee shall have executed and delivered the certification referred to in subsection 17(f) below and each of the Transferor and the Servicer shall have granted its prior consent thereto; provided that the consent of the Transferor and the Servicer shall not be required in connection with any transfer to the Bank Investors pursuant to the Certificate Purchase Agreement or to any Program Support Provider. The consent of the Transferor and the Servicer shall be granted unless the Transferor reasonably determines that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation. Notwithstanding anything to the contrary contained herein or in the Master Pooling and Servicing Agreement, any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void.

                (b) Notwithstanding subsection 6.3(d)(i) of the Agreement, transfers of less than $500,000 in principal amount of a Senior Class Certificate may be made, provided that no transfer of a Senior Class Certificate (or a portion thereof) shall be of less than $200,000 in principal amount and provided further that any transfer to any Bank Investor pursuant to the Certificate Purchase Agreement or to any Program Support Provider may be made in any principal amount.

                (c) Each (x) Senior Class Agent shall certify to the Transferor, the Servicer, and the Trustee that the initial purchaser of a Senior Class Certificate (of the Senior Class with respect to which such Person is the Senior Class Agent) or any interest therein and any Assignee thereof which is either a related Bank Investor or a Program Support Provider is, and (y) each other Assignee shall certify as to itself to the Transferor, the Servicer, and the Trustee that it is, either (i)(A) a citizen or resident of the United States, (B) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Senior Class Certificates may constitute unrelated business taxable income or (C) a person not described in (A) or (B) whose ownership of the Senior Class Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Senior Class Certificate will not result in any withholding obligation with respect to any payments with respect to the Senior Class Certificates by any person and who will furnish to the Senior Class Agent, the Certificateholder making the Transfer, the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form 4224 (and to agree to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws) or (ii) an estate or trust the income of which is includible in gross income for United States federal income tax purposes.

                (d) Each (i) Senior Class Agent shall certify to the Transferor, the Servicer, and the Trustee that the initial purchaser of a Senior Class Certificate (of the Senior Class with respect to which such Person is the Senior Class Agent) or any interest therein and any Assignee thereof which is either a related Bank Investor or a Program Support Provider has, and (ii) each other Assignee shall certify as to itself to the Transferor, the Servicer, and the Trustee, that it has, neither acquired nor will it sell, trade or transfer any interest in a Senior Class Certificate or cause an interest in a Senior Class Certificate to be readily tradable on a secondary market (or the substantial equivalent thereof) within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder or to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, each initial purchaser of a Senior Class Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Senior Class Certificate that it is not and will not become, for so long as it holds an interest in a Senior Class Certificate, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If an initial purchaser of an interest in a Senior Class Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership.

                (e) Each Senior Class Certificate will bear a legend or legends substantially in the following form:

                                EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SAKS CREDIT CORPORATION AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL

PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL ACCOUNTS (WITHIN THE MEANING OF SECTION 401(C) OF ERISA), BUT EXCLUDING, ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                                THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MADE READILY TRADABLE ON A SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF) WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER OR MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

                                    THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE MASTER POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER

REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1997-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED TO ANY PERSON OTHER THAN A BANK INVESTOR OR A PROGRAM SUPPORT PROVIDER WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1997-1 SUPPLEMENT.

                                        Each Subordinate Class Certificate will bear a legend or legends substantially in the following form:

                                        THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED.

                                        EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SAKS CREDIT CORPORATION AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF

SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL ACCOUNTS (WITHIN THE MEANING OF SECTION 401(C) OF ERISA), BUT EXCLUDING, ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                (f) Upon surrender for registration of transfer of a Senior Class Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Senior Class Certificateholder substantially in the form attached as Exhibit D hereto, executed by the registered owner, in person or by such Senior Class Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such Senior Class Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Senior Class Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of Senior Class Certificates shall be subject to the restrictions set forth in this Section 17, to such other restrictions as shall be set forth in the text of the Senior Class Certificates. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

        SECTION 18. Ratification of Master Pooling and Servicing Agreement. As supplemented by this Series Supplement, the Master Pooling and Servicing Agreement is in all respects ratified and confirmed and the Master Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

        SECTION 19. Counterparts. This Series Supplement may be executed in any number of counterparts (and by different parties on different counterparts), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

        SECTION 20. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE

TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 21. Subordination of Certain Termination Payments. Notwithstanding anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 1997-1 Certificates shall be payable first to the holders of the Senior Class Certificates on a pro rata basis until all obligations payable in respect of the Senior Class Certificates are paid in full and then to the holders of the Subordinate Class Certificates on a pro rata basis until the Subordinate Class Certificates are paid in full.

        SECTION 22. Opinions of Counsel. Any Opinion of Counsel required to be delivered pursuant to the Agreement shall be acceptable to the Agent, in its sole discretion.

        SECTION 23. No Third-Party Beneficiaries. As provided in Section 13.12 of the Agreement, the Agreement will inure to the benefit of the Series 1997-1 Certificateholders and their respective successors and permitted assigns. Except as otherwise provided herein, no other person will have any right or obligation hereunder, whether as third party beneficiary or otherwise.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SAKS CREDIT CORPORATION, as Transferor By:____________________________ Name: Scott A. Honnold Title: Vice President
SAKS INCORPORATED, as Servicer By:____________________________ Name: Scott A. Honnold Title: Vice President 9; 9; & Treasurer
WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee By:____________________________ Name: Title:

EXHIBIT A-1
TO THE SERIES
1997-1 SUPPLEMENT

FORM OF SENIOR CLASS CERTIFICATE

REGISTERED No. __-1	One Unit 100%

        EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SAKS CREDIT CORPORATION AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL ACCOUNTS (WITHIN THE MEANING OF SECTION 401(C) OF ERISA), BUT EXCLUDING, ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

&#        THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MADE READILY TRADABLE ON A SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF) WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER OR MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE MASTER POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1997-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED TO ANY PERSON OTHER THAN A BANK INVESTOR OR A PROGRAM SUPPORT PROVIDER WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1997-1 SUPPLEMENT.

SAKS CREDIT CARD MASTER TRUST

CLASS A-_ VARIABLE FUNDING CERTIFICATE,
SERIES 1997-1

        Evidencing an undivided interest in a trust, the corpus of which consists of receivables acquired from time to time by

SAKS CREDIT CORPORATION

(Not an interest in or an obligation of Saks
Credit Corporation or any affiliate thereof)

        This certifies that ________ (the "Class A-_ Certificate holder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented from time to time, the "Agreement"), among Saks Credit Corporation (as successor to Proffitt's Credit Corporation), a Delaware corporation, as Transferor, Saks Incorporated, a Tennessee corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association (formerly named "Norwest Bank Minnesota, National Association), a national banking association as trustee (the "Trustee"), as supplemented by the Third Amended and Restated Series 1997-1 Supplement, dated as of November 15, 2001 (as amended and supplemented from time to time, the "Series Supplement"), by and among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) all Receivables, now existing and hereafter created, all monies due or to become due with respect thereto (including all Finance Charges, Recoveries and Interchange, if any) on and after the Cut-Off Date, and all proceeds of such Receivables (including Insurance Proceeds), (ii) all monies as are from time to time deposited in the Collection Account, the Excess Funding Account and any other account or accounts maintained for the benefit of the Certificateholders and (iii) the benefits of any Enhancement and all monies as are from time to time existing under any Enhancement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A-_ Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

        This Class A-_ Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A-_ Certificateholder by virtue of the acceptance hereof assents and is bound.

        It is the intent of the Transferor and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class A-_ Certificateholder (or Certificate Owner), by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein), is deemed to agree to treat this Class A-_ Certificate (or beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. The Class A-_ Certificateholder is deemed to agree that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness for certain tax purposes.

        Carrying Costs will be payable on the Class A-_ Certificates from the Closing Date through the last day of the Monthly Period preceding the ____________ Distribution Date, and with respect to each Monthly Period thereafter, in the amount determined in accordance with the Series Supplement. Carrying Costs with respect to the Class A-_ Certificates will be distributed on the fifteenth day of each month, or, if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing ____________.

        All principal of and interest on the Class A-__ Certificates is due and payable no later than the fifty-second Distribution Date occurring after the Termination Date (the "Stated Series Termination Date"), but the Class A-_ Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A-_ Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

        IN WITNESS WHEREOF, the Transferor has caused this Class A-_ Certificate to be duly executed.

Dated: November 19, 2001	SAKS CREDIT CORPORATION By:___________________________ Name: Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-_ Certificates described in the within-mentioned Agreement and Series Supplement.

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Trustee

By:___________________________
Authorized Officer
or

By:___________________________
as Authenticating Agent
for the Trustee

By:___________________________
Authorized Officer

SAKS CREDIT CARD MASTER TRUST

Class A-_ VARIABLE FUNDING CERTIFICATES,
SERIES 1997-1

Summary of Terms and Conditions

        This Class A-_ Certificate is one of a Series of Certificates entitled Saks Credit Card Master Trust, Series 1997-1 Certificates (the "Series 1997-1 Certificates"), and one of a class thereof entitled Class A-_ Variable Funding Certificates, Series 1997-1 (the "Class A-_ Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class A-_ Certificates at any time in the Trust shall not exceed an amount equal to the Class A-_ Investor Amount at such time. The Class A-_ Initial Investor Amount is $________. The Class A-_ Investor Amount will be an amount equal to (a) the Class A-_ Initial Investor Amount, plus (b) the aggregate principal amount of any Additional Investor Amounts purchased by the Senior Class Conduits or the Bank Investors of such class pursuant to Section 2.2 of the Certificate Purchase Agreement, minus (c) the aggregate amount of principal payments made to the Class A-_ Certificateholders prior to such date, minus (d) the aggregate amount of Senior Class Investor Charge Offs allocated to such class for all prior Distribution Dates, plus (e) the aggregate amount of Senior Class Investor Charge Offs allocated to such class reimbursed pursuant to Section 4.4(a) of the Agreement prior to such date plus (f) after an assignment to the related Bank Investors pursuant to Section 5.7 of the Certificate Purchase Agreement, any amount paid by the related Bank Investors pursuant to Section 5.7(d) of the Certificate Purchase Agreement; provided, however, that the Class A-_ Investor Amount may not be reduced below zero. An additional class of the Series 1997-1 Certificates entitled the Subordinate Class Certificates, Series 1997-1 (the "Subordinate Class Certificates") will be issued pursuant to the Agreement and the Series Supplement. Also, an Exchangeable Transferor Certificate has been issued to Saks Credit Corporation pursuant to the Agreement which represents the Transferor Interest.

        Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

        Pursuant to Section 2.2 of the Third Amended and Restated Certificate Purchase Agreement, dated as of November 19, 2001 (as amended and supplemented from time to time, the "Certificate Purchase Agreement"), by and among the Transferor, the Servicer, Enterprise Funding Corporation, Falcon Asset Securitization Corporation, Windmill Funding Corporation, Bank of America, N.A. (formerly named "NationsBank, N.A."), Bank One, NA (Main Office Chicago) and ABN AMRO Bank N.V., the holders of this Class A-_ Certificate may from time to time be required, prior to the commencement of the Amortization Period for the Certificates, to purchase Additional Class A-_ Investor Amounts on the terms and conditions specified in the Certificate Purchase Agreement.

        On each Distribution Date, the Paying Agent shall distribute to the Senior Class Agent for the account of the Certificateholders of such Senior Class of record on the last day of the preceding calendar month (each a "Record Date") the amounts that are distributable on such Distribution Date in respect of Carrying Costs for such Senior Class pursuant to the Series Supplement. Distributions with respect to this Class A-_ Certificate will be made by the Paying Agent by wire transfer of immediately available funds to Senior Class Agent's or such Certificateholder's account so long as the Paying Agent was notified of such account at least five Business Days prior to the related Distribution Date, in each case without the presentation or surrender of this Class A-_ Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A-_ Certificate). Final payment of this Class A-_ Certificate will be made only upon presentation and surrender of this Class A-_ Certificate at the office or agency specified in the notice of final distribution delivered (or published) by the Trustee in accordance with the Agreement and the Series Supplement.

        The Series 1997-1 Certificates may be reassigned to the Transferor on any Distribution Date during the Amortization Period on or after which the sum of the Class A-1 Investor Amount, the Class A-2 Investor Amount, the Class A-3 Investor Amount and the Subordinate Class Investor Amount held by parties other than the Transferor or any of its affiliates is less than or equal to 10% of the sum of the Class A-1 Initial Investor Amount, the Class A-2 Initial Investor Amount, the Class A-3 Initial Investor Amount and the highest amount of the Subordinate Class Investor Amount held by parties other than the Transferor or any of its affiliates since the Closing Date. The repurchase price for the Series 1997-1 Certificates will be equal to (a) the Investor Amount, plus (b) accrued and unpaid interest on the Series 1997-1 Certificates, less (c) the amount held in the Collection Account allocable to Series 1997-1 to be applied other than any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.

        Subject to certain conditions in the Agreement, if the Investor Amount of the Series 1997-1 Certificates is greater than zero on the Stated Series Termination Date, the Trustee shall sell or cause to be sold an amount of Receivables (or interests therein) up to 110% of the Investor Amount at the close of business on such date and apply the proceeds of such sale as provided in the Agreement and the Series Supplement.

        This Class A-_ Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts) and is senior to the Subordinate Class Certificates, all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

        The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without (unless otherwise provided in the related Supplement) the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement, including any matters arising under subsection 2.5(d) of the Agreement necessary to affect the conveyance contemplated thereunder; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to add to, change or eliminate any of the provisions of this Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, premium, if any, or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders under the Agreement or the Supplement; provided that (x) the Servicer shall have furnished the Trustee with an Officer's Certificate to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have any material adverse impact on the Federal income tax characterization of any outstanding Series of Investor Certificates, (iii) each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates and (iv) the Persons, if any, specified in the Supplement shall consent to such amendment; provided, further, that such amendment shall not (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is determined, (iv) change the manner in which the Transferor Amount is determined or (v) reduce the percentage required to consent to any such amendment.

        The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series, or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each related Investor Certificateholder.

        Each Certificateholder, by acquiring an interest in a Certificate, will be deemed to have consented to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code, provided that such election may not be made unless the Transferor delivers to the Trustee an Opinion of Counsel to the effect that (i) the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Certificates would be characterized as debt, (ii) following such issuance, the Trust will not be classified for Federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation and (iii) such issuance will not cause or constitute an event in which gain or loss would be recognized for federal income tax purposes by any Certificateholder.

        Upon surrender for registration of transfer of any Class A-_ Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Certificateholder substantially in the form attached as Exhibit D to the Supplement and by a written instrument of transfer in the form approved by the Transferor and the Trustee, executed by the registered owner, in person or by such Certificateholder's attorney thereunto duly authorized in writing, and upon receipt of the written instructions required by Section 6.3(d) of the Agreement such Class A-_ Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class A-_ Certificates of any authorized denominations and of a like aggregate principal amount and tenor.

        As provided in the Agreement and subject to certain limitations therein and herein set forth, Class A-_ Certificates are exchangeable for new Class A-_ Certificates evidencing like aggregate fractional undivided interests, as requested by the Certificateholder surrendering such Class A-_ Certificates.

        No service charge may be imposed for any exchange or registration of transfer but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        Any of the preceding provisions concerning registration of transfer or exchange of the Class A-_ Certificates notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Class A-_ Certificates for a period of 15 days preceding the due date for any payment with respect to the Class A-_ Certificates.

        The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A-_ Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                        THIS CLASS A-_ CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EXHIBIT A-2
TO THE SERIES
1997-1 SUPPLEMENT

FORM OF SUBORDINATE CLASS CERTIFICATE

REGISTERED	$_______

No. _-1

        THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED.

        EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SAKS CREDIT CORPORATION AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL ACCOUNTS (WITHIN THE MEANING OF SECTION 401(C) OF ERISA), BUT EXCLUDING, ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

SAKS CREDIT CARD MASTER TRUST

SUBORDINATE CLASS CERTIFICATE,
SERIES 1997-1

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables acquired from time to time by

SAKS CREDIT CORPORATION

(Not an interest in or an obligation of Saks
Credit Corporation or any affiliate thereof)

        This certifies that Saks Credit Corporation (the "Subordinate Class Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented from time to time, the "Agreement"), by and among Saks Credit Corporation (as successor to Proffitt's Credit Corporation, a Delaware corporation, as Transferor, Saks Incorporated, a Tennessee corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association (formerly named "Norwest Bank Minnesota, National Association), a national banking association, as trustee (the "Trustee"), as supplemented by the Third Amended and Restated Series 1997-1 Supplement, dated as of November 19, 2001 (as amended and supplemented from time to time, the "Series Supplement"), by and among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) all Receivables, now existing and hereafter created, all monies due or to become due with respect thereto (including all Finance Charges, Recoveries and Interchange, if any) on and after the Cut-Off Date, and all proceeds of such Receivables (including Insurance Proceeds), (ii) all monies as are from time to time deposited in the Collection Account, the Excess Funding Account and any other account or accounts maintained for the benefit of the Certificateholders and (iii) the benefits of any Enhancement and all monies as are from time to time existing under any Enhancement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Subordinate Class Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

        This Subordinate Class Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Subordinate Class Certificateholder by virtue of the acceptance hereof assents and is bound.

        It is the intent of the Transferor and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Subordinate Class Certificateholder (or Certificate Owner), by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein), is deemed to agree to treat this Subordinate Class Certificate (or beneficial interest therein) for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. The Subordinate Class Certificateholder is deemed to agree that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness for certain tax purposes.

        All principal of and interest on the Subordinate Class Certificates is due and payable no later than the fifty-second Distribution Date occurring after the Termination Date (the "Stated Series Termination Date"), but the Subordinate Class Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Subordinate Certificates will not commence until the Class A Certificates, the Class B Certificates and the Class C Certificates have been paid in full.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Subordinate Class Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

        IN WITNESS WHEREOF, the Transferor has caused this Subordinate Class Certificate to be duly executed.

Dated: November 19, 2001	SAKS CREDIT CORPORATION By:___________________________ Name: Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Subordinate Class Certificates described in the within-mentioned Agreement and Series Supplement.

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Trustee

By:___________________________
Authorized Officer

or

By:___________________________
as Authenticating Agent
for the Trustee

By:___________________________
Authorized Officer

SAKS CREDIT CARD MASTER TRUST

SUBORDINATE CLASS CERTIFICATES,
SERIES 1997-1

Summary of Terms and Conditions

        This Subordinate Class Certificate is one of a Series of Certificates entitled Saks Credit Card Master Trust Series 1997-1 Certificates (the "Series 1997-1 Certificates"), and one of a class thereof entitled the Subordinate Class Certificates, Series 1997-1 (the "Subordinate Class Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Subordinate Class Certificates at any time in the Receivables in the Trust shall not exceed an amount equal to the Subordinate Class Investor Amount at such time. The Subordinate Class Initial Investor Amount is $___________. The Subordinate Class Investor Amount on any date will be an amount equal to (a) the Subordinate Class Initial Investor Amount, plus (b) the initial principal amount of any Additional Subordinate Class Certificates issued pursuant to Section 4.10, minus (c) the aggregate amount of principal payments made to the holders of the Subordinate Class Certificates prior to such date, minus (d) the aggregate amount of Subordinate Class Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Reallocated Subordinate Class Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.4(c), minus (f) an amount equal to the amount by which the Subordinate Class Investor Amount has been reduced on all prior Distribution Dates pursuant to Section 4.6(a), plus (g) the aggregate amount by which reductions in the Subordinate Class Investor Amount pursuant to clauses (d), (e) and (f) above have been reimbursed pursuant to Section 4.4(a)(ii)(C) prior to such date; provided, however, that the Subordinate Class Investor Amount may not be reduced below zero.

        In addition, three classes of the Series 1997-1 Certificates entitled Class A-1 Variable Funding Certificates, Series 1997-1 (the "Class A-1 Certificates"), Class A-2 Variable Funding Certificates, Series 1997-1 (the "Class A-2 Certificates") and Class A-3 Variable Funding Certificates, Series 1997-1 (the "Class A-3 Certificates") will be issued pursuant to the Agreement and the Series Supplement. Also, an Exchangeable Transferor Certificate has been issued to Saks Credit Corporation pursuant to the Agreement which represents the Transferor Interest.

        Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

        On each Distribution Date, the Paying Agent shall distribute to each holder of record of a Subordinate Class Certificate as of the last day of the preceding calendar month (each a "Record Date") such holder's pro rata share of the amounts that are available to pay interest on the Subordinate Class Certificates pursuant to the Series Supplement. Distributions with respect to this Subordinate Class Certificate will be made by the Paying Agent by wire transfer of immediately available funds to such Certificateholder's account so long as the Paying Agent was notified of such account at least five Business Days prior to the related Distribution Date, in each case without the presentation or surrender of this Subordinate Class Certificate or the making of any notation thereon (except for the final distribution in respect of this Subordinate Class Certificate). Final payment of this Subordinate Class Certificate will be made only upon presentation and surrender of this Subordinate Class Certificate at the office or agency specified in the notice of final distribution delivered (or published) by the Trustee in accordance with the Agreement and the Series Supplement.

        The Series 1997-1 Certificates may be reassigned to the Transferor on any Distribution Date during the Amortization Period on or after which the sum of the Class A-1 Investor Amount, the Class A-2 Investor Amount, the Class A-3 Investor Amount and the Subordinate Class Investor Amount held by parties other than the Transferor or any of its affiliates is less than or equal to 10% of the sum of the Class A-1 Initial Investor Amount, the Class A-2 Initial Investor Amount, the Class A-3 Initial Investor Amount and the highest amount of the Subordinate Class Investor Amount held by parties other than the Transferor or any of its affiliates since the Closing Date. The repurchase price for the Series 1997-1 Certificates will be equal to (a) the Investor Amount, plus (b) accrued and unpaid interest on the Series 1997-1 Certificates, less (c) the amount held in the Collection Account allocable to Series 1997-1 to be applied other than any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.

        Subject to certain conditions in the Agreement, if the Investor Amount of the Series 1997-1 Certificates is greater than zero on the Stated Series Termination Date, the Trustee shall sell or cause to be sold an amount of Receivables (or interests therein) up to 110% of the Investor Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1997-1 Certificates pursuant to the Agreement, and apply the proceeds of such sale as provided in the Agreement and the Series Supplement.

        This Subordinate Class Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts) and is subordinated to the Senior Class Certificates, all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

        The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without (unless otherwise provided in the related Supplement) the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement, including any matters arising under subsection 2.5(d) of the Agreement necessary to affect the conveyance contemplated thereunder; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to add to, change or eliminate any of the provisions of this Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, premium, if any, or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders under the Agreement or the Supplement; provided that (x) the Servicer shall have furnished the Trustee with an Officer's Certificate to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have any material adverse impact on the Federal income tax characterization of any outstanding Series of Investor Certificates, (iii) each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates and (iv) the Persons, if any, specified in the Supplement shall consent to such amendment; provided, further, that such amendment shall not (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is determined, (iv) change the manner in which the Transferor Amount is determined or (v) reduce the percentage required to consent to any such amendment.

        The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series, or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each related Investor Certificateholder.

        Each Certificateholder, by acquiring an interest in a Certificate, will be deemed to have consented to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code, provided that such election may not be made unless the Transferor delivers to the Trustee an Opinion of Counsel to the effect that (i) the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Certificates would be characterized as debt, (ii) following such issuance, the Trust will not be classified for Federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation and (iii) such issuance will not cause or constitute an event in which gain or loss would be recognized for federal income tax purposes by any Certificateholder.

        The Subordinate Class Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Subordinate Class Certificate is prohibited.

        The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Subordinate Class Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

        THIS SUBORDINATE CLASS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EXHIBIT B
TO THE SERIES
1997-1 SUPPLEMENT

FORM OF MONTHLY PAYMENT INSTRUCTIONS

[Previously Delivered]

EXHIBIT C
TO THE SERIES
1997-1 SUPPLEMENT

FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

[To Come from Bank of America]

EXHIBIT D
TO THE SERIES
1997-1 SUPPLEMENT

FORM OF TRANSFER CERTIFICATION

[DATE]

Saks Credit Corporation,
as Transferor
140 Industrial Drive
Elmhurst, Illinois 60126
Attention: Chief Financial Officer

Saks Incorporated,
as Servicer
750 Lakeshore Parkway
Birmingham, Alabama 35211
Attention: Chief Financial Officer

Wells Fargo Bank Minnesota,
National Association
as Trustee
Sixth and Marquette N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services --
Asset Backed Administration

Re:  Class A-__ Variable Funding Certificates,
       Series 1997-1

Ladies and Gentlemen:

        In connection with our proposed purchase of $_________ in principal amount of Saks Credit Card Master Trust, Class A-_ Variable Funding Certificates, Series 1997-1 (the "Class A-_ Certificates"), we confirm that:

        1 We agree to be bound by the restrictions and conditions set forth in the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (the "Master Pooling and Servicing Agreement"), as supplemented by the Third Amended and Restated Series 1997-1 Supplement, dated as of November 19, 2001 (the "Series 1997-1 Supplement" and, together with the Master Pooling and Servicing Agreement, the "Pooling and Servicing Agreement"), each by and among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), relating to the Class A-_ Certificates and agree to be bound by, and not resell, reconvey, reassign, hypothecate, pledge, participate or otherwise transfer (any such act, a "Transfer") except in accordance with Section 17 of the Series 1997-1 Supplement.

        2 We understand that the Class A-_ Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law and agree that the Class A-_ Certificates may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor, (ii) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee) or (iii) pursuant to Rule 144A under the Securities Act to a person that we reasonably believe is a qualified institutional buyer within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.

        3 We have neither acquired nor will we sell, trade or transfer any Class A-_ Certificate we acquire (or any interest therein) or cause any Class A-_ Certificate (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

        4 We are not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. [If this representation cannot be made, the Transferor, the Servicer or the Trustee may require additional representations.]

        5 We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Class A-_ Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Senior Class Certificate will not result in any withholding obligation with respect to any payments with respect to the Senior Class Certificates by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a Class A-_ Certificate, the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form 4224 (and to agree to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws). We recognize that if we are a tax-exempt entity, payments with respect to the Class A-_ Certificates may constitute unrelated business taxable income.

        6 We understand that no subsequent Transfer of a Class A-_ Certificate is permitted unless the Transferor and the Servicer each consent in writing to the proposed Transfer; provided, that the consent of the Transferor and the Servicer shall not be required in connection with any transfer to the Bank Investors pursuant to the Certificate Purchase Agreement or any Program Support Provider. The consent of the Transferor and the Servicer shall be granted unless the Transferor reasonably determines that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or a publicly traded partnership taxable as a corporation; provided, that any attempted Transfer that would cause the number of Targeted Holders (as defined in the Series 1997-1 Supplement) to exceed ninety-nine shall be void.

        7. We are either (i) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Class A-_ Certificates, and we and any account for which we are acting are each able to bear the economic risk of our or its investment or (ii) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for our own account or for the account of a "qualified institutional buyer" and we understand that the sale to us is being made in reliance on Rule 144A under the Securities Act.

        8. We are acquiring each of the Class A-_ Certificates purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment discretion.

        9. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include "plan assets" (as described in 29 C.F.R. 2510.3-101) by reason of a plan's investment in the entity or (v) a person investing "plan assets" (as described in 29 C.F.R. 2510.3-101) of any such plan (including for purposes of clauses (iv) and (v), insurance company general accounts (within the meaning of Section 401(c) of ERISA) but excluding any entity registered under the Investment Company Act of 1940, as amended).

        10. We understand that any purported Transfer of any Class A-_ Certificate in contravention of the restrictions and conditions in paragraphs 1 through 9 above (including any violation of the representation in paragraph 5 by an investor who continues to hold a Class A-_ Certificate occurring any time after the Transfer in which it acquired such Class A-_ Certificate) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Class A-_ Certificateholder for any purpose.

        11. We further understand that, on any proposed resale, pledge or transfer of any Class A-_ Certificates, we will be required to furnish to the Trustee and the Registrar, such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Class A-_ Certificates and the Pooling and Servicing Agreement pursuant to which the Class A-_ Certificates were issued and we agree that if we determine to Transfer any Class A-_ Certificate, we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that Class A-_ Certificates purchased by us will bear a legend to the foregoing effect.

        You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours, [NAME OF TRANSFEREE] By:________________________ Name: Title: